UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. __)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2017

PetroTerra Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 N FEDERAL Highway, Suite 304 BOCA RATON , FLORIDA	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

TABLE OF CONTENTS

Page[1]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

EXPLANATORY NOTE	2

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT	3

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS	3

THE REVERSE MERGER AND RELATED TRANSACTIONS	3

DESCRIPTION OF BUSINESS	4

RISK FACTORS	8

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS	20

EXECUTIVE COMPENSATION	22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	24

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS	24

DESCRIPTION OF SECURITIES	25

LEGAL PROCEEDINGS	26

INDEMNIFICATION OF DIRECTORS AND OFFICERS	26

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES	27

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT	27

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	27

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS	27

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS	28

1 Note to Draft: Update page numbers when final.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the SEC, and (iv) the assumptions underlying or relating to any statement described in points (i), (ii), or (iii) above.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time and resources associated with the development of our products and services and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of our industry, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report and include the following:

●	Our ability to execute our business plan;

●	Our ability to raise capital to develop our business and fund our operations;

●	Difficulties we may experience in building and operating key elements of our technical infrastructure;

●	Changes in tax laws, treaties or regulations, or their interpretation;

●	Share price volatility related to, among other things, speculative trading and certain traders shorting our common shares;

●	Our lack of an operating history on which to evaluate our new business and determine if we will be able to execute our new business plan;

●	Our increased risks, uncertainties, expenses and difficulties as a growing company;

●	The need to attract and retain personnel; and

●	Our dependence on increased penetration of existing markets

EXPLANATORY NOTE

We were originally incorporated under the laws of the State of Nevada on July 25, 2008 under the name Loran Connection Corp. We were formed to provide a variety of services in the area of individual and group tourism and business support in Ukraine. We subsequently filed a resale registration statement with the Securities and Exchange Commission (the “SEC”) on May 28, 2009, which was declared effective on October 28, 2009. On January 25, 2012, we filed an amendment to our articles of incorporation to, among other things, change our name to “PetroTerra Corp.” and effect a thirty-two-for-one reverse split. We changed our name to reflect a proposed change in our business operations. On October 2, 2013, in connection with a change of control in the management of the Company, the Company began business operations in the oil and gas sector. On December 18, 2013, we filed a certificate of change to effect a one-for-two reverse stock split of our authorized and our outstanding shares of common stock and preferred stock. On July 1, 2015, we filed a certificate of change to effect a one-for-two and one half reverse stock split of our authorized and our outstanding shares of common stock. Since January 2016, as a result of the decline in the oil and gas markets, we generated minimal sales revenue and our operations were subject to all the risks inherent in the establishment of a new business enterprise.

Since January 2016, we have not engaged in any operations and our business has been dormant. As such, we have been a “shell” company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On March 30, 2017, we executed a Share Exchange Agreement (the “Share Exchange Agreement”) of the same date between us and Save on Transport Inc., a Florida corporation (“Save on Transport”), pursuant to which Save on Transport became a wholly-owned subsidiary of ours (the “Reverse Merger”). In the Reverse Merger, we acquired all of the issued and outstanding common stock of Save on Transport from Steven Yariv, and in exchange, we issued 114,202,944 shares of our common stock, par value 0.001 per share (the “Common Stock”) to Steven Yariv, and he was appointed Chief Executive Officer and elected as the Chairman of our Board of Directors.

In accordance with “reverse acquisition” accounting treatment, our historical financial statements of Save on Transport as of period ends, and for periods ended, prior to the acquisition will become the historical financial statements of PetroTerra prior to the Reverse Merger in all future filings with the SEC.

As used in this Current Report, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” the “Registrant,” “we,” “us,” “our,” and “PetroTerra” refer to PetroTerra Corp., incorporated in Nevada, after giving effect to the Reverse Merger.

This Current Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. Such agreements are filed as exhibits hereto and incorporated herein by reference.

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following Items in Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 3.02	Unregistered Sales of Equity Securities

Item 5.01	Changes in Control of Registrant

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.06	Change in Shell Company Status

Item 9.01	Financial Statements and Exhibits

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ITEM 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

THE REVERSE MERGER AND RELATED TRANSACTIONS

Share Exchange Agreement

On March 30, 2017 (the “Closing Date”), our company and Save on Transport entered into a Share Exchange Agreement dated as of the same date (the “Share Exchange Agreement”). Pursuant to the terms of the Share Exchange Agreement, Save on Transport became a wholly-owned subsidiary of ours on the Closing Date (the “Reverse Merger”). In the Reverse Merger, we acquired all of the issued and outstanding common stock of Save on Transport from Steven Yariv, and in exchange, we issued 114,202,944 shares of our common stock, par value 0.001 per share (the “Common Stock”), to Steven Yariv, and Steven Yariv was appointed Chief Executive Officer and elected as the Chairman of our Board of Directors.

Pursuant to the Reverse Merger, we acquired the business of Save on Transport to establish our company as a provider of integrated transportation management solutions consisting of brokerage and logistic services such as transportation scheduling, routing and other value added services related to the transportation of automobiles and other freight.

The Share Exchange Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.

The Reverse Merger will be treated as a recapitalization of Save on Transport for financial accounting purposes. Save on Transport will be considered the acquirer for accounting purposes, and our historical financial statements before the Reverse Merger will be the historical financial statements of Save on Transport in all future filings with the Securities and Exchange Commission (the “SEC”).

The Reverse Merger is intended to be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

The issuance of the Common Stock in connection with the Reverse Merger was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and/or Regulation D promulgated by the SEC under that section. These securities may not be offered or sold absent registration or an applicable exemption from the registration requirement, and some of these securities are subject to further contractual restrictions on transfer as described below.

A copy of the Share Exchange Agreement is filed as Exhibit 2.1 to this Current Report.

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Departure and Appointment of Directors and Officers

Our Board of Directors currently consists of one (1) member. On the Closing Date, Lawrence Sands, our former Chief Executive Officer, Chief Financial Officer and sole director, resigned from all of his positions. Steven Yariv was also elected as the Chairman of our Board of Directors and appointed Chief Executive Officer.

See “Management – Directors and Executive Officers” below for information about our new directors and executive officers.

Pro Forma Ownership

Immediately after giving effect to the Reverse Merger, there were 115,147,064 issued and outstanding shares of our Common Stock.

Following the Reverse Merger, there are 4,000,000 shares of Series A Preferred Stock convertible into 48,019,208 shares of our Common Stock.

Our Common Stock is quoted on the OTC Pink under the trading symbol “PTRA.”

Accounting Treatment; Change of Control

The Reverse Merger is being accounted for as a recapitalization of Save on Transport. Save on Transport is deemed to be the acquirer in the reverse merger. Consequently, the assets and liabilities and the historical operations that are reflected in the financial statements prior to the Reverse Merger will be those of Save on Transport and are recorded at the historical cost basis of Save on Transport, and the financial statements after completion of the Reverse Merger will include the assets and liabilities of Save on Transport at historical cost, the assets and liabilities of PetroTerra Corp. at historical cost, and the historical operations of Save on Transport and the operations of PetroTerra Corp. from the Closing Date of the Reverse Merger.

The issuance of the Common Stock to Steven Yariv pursuant to the Reverse Merger resulted in a change in control of our company. Except as described in this Current Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our Board of Directors and, to our knowledge, no other arrangements exist that might result in a change of control of our company.

We continue to be a “smaller reporting company,” as defined under the Exchange Act, following the Reverse Merger.

DESCRIPTION OF BUSINESS

OUR BUSINESS

Overview

We are a holding company that operates as a Florida based provider of integrated transportation management solutions through our wholly-owned subsidiary, Save on Transport. Save on Transport’s integrated transportation management solutions consist of brokerage and logistics services such as transportation scheduling, routing and other value added services related to the transportation of automobiles and other freight.

OVERVIEW OF THE AUTOMOBILE SHIPPING INDUSTRY AND SAVE ON TRANSPORT

Introduction to the Transportation Management and Logistics Industry

Transportation management and other third-party logistics companies offer transportation and freight management services to shippers of freight and inventory. The U.S. third-party logistics sector revenue increased from approximately $76.9 billion in 2003 to approximately $157.2 billion in 2014 (and experienced growth each year during such period other than from 2008 to 2009), according to Armstrong & Associates, Inc., a leading supply chain market research firm. In addition, only 10.9% of logistics expenditures by U.S. businesses were outsourced in 2014, according to Armstrong & Associates. We believe that the market penetration of third-party logistics providers will expand in the future as companies increasingly redirect their resources to core competencies and outsource their transportation and logistics requirements as they realize the cost-effectiveness of 3PL providers.

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Corporate History and Information

We were originally incorporated under the laws of the State of Nevada on July 25, 2008 under the name Loran Connection Corp. We were formed to provide a variety of services in the area of individual and group tourism and business support in Ukraine. We subsequently filed a resale registration statement with the SEC on May 28, 2009, which was declared effective on October 28, 2009. On January 25, 2012, we filed an amendment to our articles of incorporation to, among other things, change our name to “PetroTerra Corp.” and effect a thirty-two-for-one reverse split. We changed our name to reflect a proposed change in our business operations. On October 2, 2013, in connection with a change of control in the management of the Company, the Company began business operations in the oil and gas sector. On December 18, 2013, we filed a certificate of change to effect a one-for-two reverse stock split of our authorized and our outstanding shares of common stock and preferred stock. On July 1, 2015, we filed a certificate of change to effect a one-for-two and one half reverse stock split of our authorized and our outstanding shares of common stock. Since January 2016, as a result of the decline in the oil and gas markets, we generated minimal sales revenue and our operations were subject to all the risks inherent in the establishment of a new business enterprise.

On November 22, 2016, the Company filed a Certificate of Change with the Secretary of State of the State of Nevada to effect a reverse stock split of its outstanding and authorized shares of common stock at a ratio of 1 for 30 (the “Reverse Stock Split”). Upon the effectiveness of the Reverse Stock Split, the Company’s issued and outstanding shares of common stock was decreased from approximately 28,323,588 to 944,120 shares, all with a par value of $0.001. The Company has no outstanding shares of preferred stock. Accordingly, all share and per share information has been restated to retroactively show the effect of the last three Reverse Stock Splits.

As a result of the Reverse Merger, we are the holding company for our wholly-owned subsidiary, Save on Transport. Save on Transport was formed under the laws of the state of Florida in July 2016. Save on Transport operates as an automobile shipping company that provides transportation, brokerage, and logistics services relating to vehicle shipping.

In connection with the Reverse Merger, Steven Yariv was appointed Chief Executive Officer and elected as the Chairman of our Board of Directors.

Our principal executive offices are located in the United States at 2833 Exchange Court, West Palm Beach, Florida 33409, and our telephone number is (561) 891-9188.

Business and Operations

Save on Transport is a Florida based non-asset provider of integrated transportation management solutions. We provide brokerage and logistics services such as transportation scheduling, routing and other value added services related to the transportation of automobiles and other freight, which involve the use of independent contractor-owned trucks and equipment. We do not own the trucks or other equipment used to transport freight. Instead we utilize our relationships with subcontracted transportation providers – typically independent contract motor carriers. We make a profit on the difference between what we charge our customers for the services we provide and what we pay to the transportation providers to transport our customers’ freight. Our success depends in large part on our ability to hire and train talented salespeople and deploy them under exceptional leaders, develop sophisticated information technology, and build relationships with the carriers in our network so that we can purchase the optimal transportation solutions for our customers. Currently, all of our revenues are derived from domestic shipments.

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Our Strategy and Competitive Strengths

Our growth strategy focuses on developing a full suite of automobile transportation brokerage and logistics solutions for our customers. Our service offerings consist of non-asset based transportation supply chain management, logistics and brokerage solutions. We facilitate cost-effective vehicle shipping for customers for a variety of reasons including:

●	Household moves;

●	Seasonal moves;

●	Military moves;

●	College moves;

●	Company relocation;

●	Internet automobile purchases;

●	Classic car and collector shows; and

●	Transportation for car dealerships.

Save on Transport differentiates itself from the competition and grows its business by sustaining a high level of customer service, offering expedited and time-definite services, while providing competitive pricing.

Government Regulation

Our operations are regulated and licensed by various governmental agencies in the United States. Such regulations impact us directly and indirectly by regulating third-party transportation providers we use to transport freight for our customers.

Regulation affecting Motor Carriers, Owner Operators and Transportation Brokers.

In the United States, our third-party providers that operate as motor carriers have licenses to operate as motor carriers from the Federal Motor Carrier Safety Administration (“FMCSA”) of the U.S. Department of Transportation (“DOT”). The third-party motor carriers we engage in the United States must comply with the safety and fitness regulations of the DOT, including those relating to drug- and alcohol-testing, hours-of-service, records retention, vehicle inspection, driver qualification and minimum insurance requirements. Weight and equipment dimensions also are subject to government regulations. Other agencies, such as the U.S. Environmental Protection Agency (“EPA”), the Food and Drug Administration, the California Air Resources Board, and U.S. Department of Homeland Security (“DHS”), also regulate our third-party motor carriers and independent contractor drivers. The third-party carriers we use are also subject to a variety of vehicle registration and licensing requirements of the state or other local jurisdictions in which they operate.

In 2010, the FMCSA introduced the Compliance Safety Accountability program (“CSA”), which uses a Safety Management System (“SMS”) to rank motor carriers on seven categories of safety-related data, known as Behavioral Analysis and Safety Improvement Categories, or “BASICs,” which data, it is anticipated, will eventually be used for determining a carrier’s DOT safety rating under revisions to existing Safety Fitness Determination (“SFD”) regulations. In December 2015, the Fixing America’s Surface Transportation Act (“FAST Act”) was signed into law, which requires the FMCSA to review the CSA program to ensure that it provides the most reliable analysis possible. During this review period, the FAST Act requires the FMCSA to remove a property carrier’s CSA scores from public view. The FMCSA has since announced an SFD Notice of Proposed Rulemaking (“NPRM”) that would revamp the current three-tier federal rating system for federally regulated commercial motor carriers.

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Although the CSA scores are not currently publicly available, this development is likely to be temporary. As a result, once the program has been revamped, our network of third-party transportation providers may could be ranked poorly as compared to competitors, and the safety ratings of their motor carrier operations could be adversely impacted. A reduction in safety and fitness ratings may result in difficulty attracting and retaining qualified independent contractors and could cause our customers to direct their business away from us and to carriers with more favorable CSA scores, which would adversely affect our results of operations.

Classification of Independent Contractors.

Tax and other federal and state regulatory authorities as well as private litigants continue to assert that independent contractor drivers in the trucking industry are employees rather than independent contractors. Federal legislators have introduced legislation in the past to make it easier for tax and other authorities to reclassify independent contractors as employees, including legislation to increase the recordkeeping requirements for employers of independent contractors and to heighten the penalties of employers who misclassify their employees and are found to have violated employees’ overtime and/or wage requirements. Additionally, federal legislators have sought to abolish the current safe harbor allowing taxpayers meeting certain criteria to treat individuals as independent contractors if they are following a long-standing, recognized practice. Federal legislators also sought to expand the Fair Labor Standards Act to cover “non-employees” who perform labor or services for businesses, even if the “non-employees” are properly classified as independent contractors; require taxpayers to provide written notice to workers based upon their classification as either an “employee” or a “non-employee”; and impose penalties and fines for violations of the notice requirements or “employee” or “non-employee” misclassifications. Some states have put initiatives in place to increase their revenues from items such as unemployment, workers’ compensation and income taxes, and a reclassification of independent contractors as employees would help states with this initiative. Taxing and other regulatory authorities and courts apply a variety of standards in their determination of independent contractor status. If our independent contractor drivers are determined to be our employees, we would incur additional exposure under some or all of the following: federal and state tax, workers’ compensation, unemployment benefits, labor, employment and tort laws, including for prior periods, as well as potential liability for employee benefits and tax withholdings.

Other Regulations.

We are subject to a variety of other U.S. and foreign laws and regulations, including but not limited to, the Foreign Corrupt Practices Act and other similar anti-bribery and anti-corruption statutes. Further, the transportation industry is subject to possible other regulatory and legislative changes (such as the possibility of more stringent environmental, climate change and/or safety/security regulations) that may affect the economics of the freight shipping industry by requiring changes in operating practices or changing the demand for motor carrier services or the cost of providing transportation logistics services.

Employees

As of the date of this filing, Save on Transport has 1 full-time employee. PetroTerra Corp. has no full-time employees.

Marketing and Significant Customers

Our customers are primarily different and distinct individuals introduced through referrals sources. Our business serves the North American market, with a near total concentration in the United States.

To best serve our customers, we will need to hire and maintain a significant staff of sales representatives and related support personnel. Our sales strategy is twofold: we seek to establish long-term relationships with new accounts and to increase the amount of business generated from our existing customer base. We believe that these attributes are competitive advantages in the transportation and logistics industry.

Information Systems

We utilize two main cloud based Information Systems: jTracker for taking customer orders and Central Dispatch for posting orders for carrier communications.

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Competition

The transportation and logistics industry is highly competitive, with thousands of companies competing in the domestic and international markets. Our competitors include local, regional, national and international companies with the same services that our business provides. Due in part to the fragmented nature of the industry, our business units must strive daily to retain existing business relationships and forge new relationships.

We compete on service, reliability, and price. Some competitors have larger customer bases, significantly more resources and more experience than we do. The health of the transportation and logistics industry will continue to be a function of domestic and global economic growth.

Seasonality

Generally, our revenues do not exhibit a significant seasonal pattern; however, revenue is affected by adverse weather conditions, holidays and the number of business days that occur during a given period because revenue is directly related to the available work days of our third party shipping providers.

Properties

Our principal executive offices are rented from an affiliate of our Chief Executive Officer and are located in the United States at 2833 Exchange Court, West Palm Beach, Florida 33409, comprised of 400 square feet of office space. Total monthly rent for this property, including common area maintenance and real estate taxes, is approximately $300 per month.

Legal Proceedings

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. We are not currently a party to in any legal proceeding that we believe would have a material adverse effect on our business, financial condition or operating results.

RISK FACTORS

AN INVESTMENT IN OUR SECURITIES IS HIGHLY SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. WE FACE A VARIETY OF RISKS THAT MAY AFFECT OUR OPERATIONS OR FINANCIAL RESULTS AND MANY OF THOSE RISKS ARE DRIVEN BY FACTORS THAT WE CANNOT CONTROL OR PREDICT. BEFORE INVESTING IN THE SECURITIES YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISKS, TOGETHER WITH THE FINANCIAL AND OTHER INFORMATION CONTAINED IN THIS REPORT. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCURS, OUR BUSINESS, PROSPECTS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS COULD BE MATERIALLY ADVERSELY AFFECTED. IN THAT CASE, THE TRADING PRICE OF OUR COMMON STOCK WOULD LIKELY DECLINE AND YOU MAY LOSE ALL OR A PART OF YOUR INVESTMENT. ONLY THOSE INVESTORS WHO CAN BEAR THE RISK OF LOSS OF THEIR ENTIRE INVESTMENT SHOULD CONSIDER AN INVESTMENT IN OUR SECURITIES.

THIS REPORT CONTAINS CERTAIN STATEMENTS RELATING TO FUTURE EVENTS OR THE FUTURE FINANCIAL PERFORMANCE OF OUR COMPANY. PROSPECTIVE INVESTORS ARE CAUTIONED THAT SUCH STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. IN EVALUATING SUCH STATEMENTS, PROSPECTIVE INVESTORS SHOULD SPECIFICALLY CONSIDER THE VARIOUS FACTORS IDENTIFIED IN THIS REPORT, INCLUDING THE MATTERS SET FORTH BELOW, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS.

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If any of the following or other risks materialize, the Company’s business, financial condition, and results of operations could be materially adversely affected which, in turn, could adversely impact the value of our Common Stock. In such a case, investors in our Common Stock could lose all or part of their investment.

Prospective investors should consider carefully whether an investment in the Company is suitable for them in light of the information contained in this Report and the financial resources available to them. The risks described below do not purport to be all the risks to which the Company or the Company could be exposed. This section is a summary of certain risks and is not set out in any particular order of priority. They are the risks that we presently believe are material to the operations of the Company. Additional risks of which we are not presently aware or which we presently deem immaterial may also impair the Company’s business, financial condition or results of operations.

RISKS ASSOCIATED WITH OUR BUSINESS AND INDUSTRY

We lack an established operating history on which to evaluate our business and determine if we will be able to execute our business plan, and can give no assurance that operations will result in profits.

We have only been engaged in our current and proposed business operations since July 2016. As a result, we have a limited operating history upon which you may evaluate our proposed business and prospects. Our proposed business operations are subject to numerous risks, uncertainties, expenses and difficulties associated with early stage enterprises. You should consider an investment in our company in light of these risks, uncertainties, expenses and difficulties. Such risks include:

●	the absence of an operating history at our current scale;

●	our ability to raise capital to develop our business and fund our operations;

●	expected continual losses for the foreseeable future;

●	our ability to anticipate and adapt to a developing market(s);

●	acceptance by customers;

●	limited marketing experience;

●	competition from internet-based logistics and freight companies;

●	competitors with substantially greater financial resources and assets;

●	the ability to identify, attract and retain qualified personnel;

●	our ability to provide superior customer service; and

●	reliance on key personnel.

Because we are subject to these risks, you may have a difficult time evaluating our business and your investment in our company. We may be unable to successfully overcome these risks which could harm our business.

Our business strategy may be unsuccessful and we may be unable to address the risks we face in a cost-effective manner, if at all. If we are unable to successfully address these risks our business will be harmed.

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Economic recessions and other factors that reduce freight volumes could have a material adverse impact on our business.

The transportation industry historically has experienced cyclical fluctuations in financial results due to economic recession, downturns in business cycles of our customers, increases in prices charged by third-party carriers, interest rate fluctuations and other U.S. and global economic factors beyond our control. During economic downturns, reduced overall demand for transportation services will likely reduce demand for our services and exert downward pressures on rates and margins. In periods of strong economic growth, demand for limited transportation resources can result in increased network congestion and resulting operating inefficiencies. In addition, deterioration in the economic environment subjects our business to various risks that may have a material impact on our operating results and cause us to not reach our long-term growth goals. These risks may include the following:

●     A reduction in overall freight volumes in the marketplace reduces our opportunities for growth.

●     A downturn in our customers’ business cycles causes a reduction in the volume of freight shipped by those customers.

●     Some of our customers may face economic difficulties and may not be able to pay us, and some may go out of business.

●     Some of our customers may not pay us as quickly as they have in the past, causing our working capital needs to increase.

●     A significant number of our transportation providers may go out of business and we may be unable to secure sufficient equipment or other transportation services to meet our commitments to our customers.

●     We may not be able to appropriately adjust our expenses to changing market demands.

We have ongoing capital requirements that necessitate sufficient cash flow from operations and/or obtaining financing on favorable terms.

We have depended on cash from operations to expand the size of our operations and upgrade and expand the size of our revenue equipment fleet. In the future, we could face inabilities with generating sufficient cash from operations or obtaining sufficient financing on favorable terms. If any of these events occur, then we may face liquidity constraints or be forced to enter into less than favorable financing arrangements. Additionally, such events could adversely impact our ability to provide services to our customers.

We may not be profitable.

There can be no assurance that we will be able to implement our business plan, generate sustainable revenue or ever achieve consistently profitable operations. We cannot assure you that we can achieve or sustain profitability on a quarterly or annual basis in the future.

Our success is dependent on our Chief Executive Officer and other key personnel.

Our success depends on the continuing services of our Chief Executive Officer, Mr. Steven Yariv. We believe that Mr. Yariv possesses valuable knowledge and skills that are crucial to our success and would be very difficult to replicate.

Over time, our success will depend on attracting and retaining qualified personnel, including a senior management team. Competition for senior management is intense, and we may not be able to retain our management team or attract additional qualified personnel. The loss of a member of senior management would require our remaining senior officers to divert immediate and substantial attention to fulfilling the duties of the departing executive and to seeking a replacement. The inability to adequately fill vacancies in our senior executive positions on a timely basis could negatively affect our ability to implement our business strategy, which could adversely impact our results of operations and prospects.

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Changes in our relationships with our significant customers, including the loss or reduction in business from one or more of them, could have an adverse impact on us.

No single customer accounted for more than 5% of our revenue for 2016. We do not believe the loss of any single customer would materially impair our overall financial condition or results of operations; however, collectively, some of our large customers might account for a relatively significant portion of the growth in revenue and margins in a particular quarter or year. Our contractual relationships with customers generally are terminable at will by the customers on short notice and do not require the customer to provide any minimum commitment. Our customers could choose to divert all or a portion of their business with us to one of our competitors, demand rate reductions for our services, require us to assume greater liability that increases our costs, or develop their own logistics capabilities. Failure to retain our existing customers or enter into relationships with new customers could materially impact the growth in our business and the ability to meet our current and long-term financial forecasts.

We depend on third-parties in the operation of our business.

In our forwarding and freight brokerage operations, we do not own or control the transportation assets that deliver our customers’ freight, and we do not employ the people directly involved in delivering the freight. In our full truckload and freight brokerage businesses (particularly our last mile delivery logistics operations, our over-the-road expedite operations and our intermodal drayage operations), we engage independent contractors who own and operate their own equipment. Accordingly, we are dependent on third-parties to provide truck, rail, ocean, air and other transportation services and to report certain events to us, including delivery information and cargo claims. This reliance could cause delays in reporting certain events, including recognizing revenue and claims. Our inability to maintain positive relationships with independent transportation providers could significantly limit our ability to serve our customers on competitive terms. If we are unable to secure sufficient equipment or other transportation services to meet our commitments to our customers or provide our services on competitive terms, our operating results could be materially and adversely affected and our customers could switch to our competitors temporarily or permanently. Many of these risks are beyond our control, including the following:

●     equipment shortages in the transportation industry, particularly among contracted truckload carriers and railroads;

●     interruptions in service or stoppages in transportation as a result of labor disputes, network congestion, weather-related issues, “Acts of God,” or acts of terrorism;

●     changes in regulations impacting transportation;

●     increases in operating expenses for carriers, such as fuel costs, insurance premiums and licensing expenses, that result in a reduction in available carriers; and

●     changes in transportation rates.

Increases in independent contractor driver compensation or other difficulties attracting and retaining qualified independent contractor drivers could adversely affect our profitability and ability to maintain or grow our independent contractor driver fleet.

Our business operates through fleets of vehicles that are owned and operated by independent contractors. These independent contractors are responsible for maintaining and operating their own equipment and paying their own fuel, insurance, licenses and other operating costs. Turnover and bankruptcy among independent contractor drivers often limit the pool of qualified independent contractor drivers and increase competition for their services. In addition, regulations such as the FMCSA Compliance Safety Accountability program may further reduce the pool of qualified independent contractor drivers. Thus, our continued reliance on independent contractor drivers could limit our ability to grow our ground transportation fleet.

In the future, we may experience difficulty in attracting and retaining sufficient numbers of qualified independent contractor drivers. Additionally, our agreements with independent contractor drivers are terminable by either party upon short notice and without penalty. Consequently, we regularly need to recruit qualified independent contractor drivers to replace those who have left our fleet. If we are unable to retain our existing independent contractor drivers or recruit new independent contractor drivers, our business and results of operations could be adversely affected.

The compensation we offer our independent contractor drivers is subject to market conditions and we may find it necessary to continue to increase independent contractor drivers’ compensation in future periods. If we are unable to continue to attract and retain a sufficient number of independent contractor drivers, we could be required to increase our mileage rates and accessorial pay or operate with fewer trucks and face difficulty meeting shipper demands, all of which would adversely affect our profitability and ability to maintain our size or to pursue our growth strategy.

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We are dependent on computer and communications systems; and a systems failure or data breach could cause a significant disruption to our business.

Our business depends on the efficient and uninterrupted operation of our computer and communications hardware systems and infrastructure. Our operations and those of our technology and communications service providers are vulnerable to interruption by fire, earthquake, natural disasters, power loss, telecommunications failure, terrorist attacks, Internet failures, computer viruses, data breaches (including cyber-attacks or cyber intrusions over the Internet, malware and the like) and other events generally beyond our control. We mitigate the risk of business interruption by maintaining redundant computer systems, redundant networks, and backup systems. In the event of a significant system failure, our business could experience significant disruption.

We operate in a highly competitive industry and, if we are unable to adequately address factors that may adversely affect our revenue and costs, our business could suffer.

Competition in the transportation services industry is intense. Increased competition may lead to revenue reductions, reduced profit margins, or a loss of market share, any one of which could harm our business. There are many factors that could impair our profitability, including the following:

●     competition with other transportation services companies, some of which offer different services or have a broader coverage network, more fully developed information technology systems and greater capital resources than we do;

●     reduction by our competitors of their rates to gain business, especially during times of declining economic growth, which reductions may limit our ability to maintain or increase rates, maintain our operating margins or maintain significant growth in our business;

●     solicitation by shippers of bids from multiple transportation providers for their shipping needs and the resulting depression of freight rates or loss of business to competitors;

●     establishment by our competitors of cooperative relationships to increase their ability to address shipper needs;

●     our current or prospective customers may decide to develop internal capabilities for some of the services that we provide; and

●     the development of new technologies or business models could result in our disintermediation in certain businesses, such as freight brokerage.

Our results of operations may be affected by seasonal factors.

Our productivity may decrease during the winter season when severe winter weather impedes operations. Also, some shippers may reduce their shipments after the winter holiday season. At the same time, operating expenses may increase and fuel efficiency may decline due to engine idling during periods of inclement weather. Harsh weather conditions generally also result in higher accident frequency, increased freight claims, and higher equipment repair expenditures.

Status of independent contractors.

In recent years, the topic of the classification of individuals as employees or independent contractors has gained increased attention among federal and state regulators as well as the plaintiffs’ bar. Various legislative or regulatory proposals have been introduced at the federal and state levels that may affect the classification status of individuals as independent contractors or employees for either employment tax purposes (withholding, social security, Medicare and unemployment taxes) or other benefits available to employees (most notably, workers’ compensation benefits). Recently, certain states (most prominently, California) have seen significant increased activity by tax and other regulators and numerous class action lawsuits filed against transportation companies that engage independent contractors.

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The Company classifies its third party shipping providers as independent contractors for all purposes, including employment tax and employee benefits. There can be no assurance that legislative, judicial, administrative or regulatory (including tax) authorities will not introduce proposals or assert interpretations of existing rules and regulations that would change the employee/independent contractor classification of third party shipping providers doing business with the Company. Although we believe that there are no proposals currently pending that would significantly change the employee/independent contractor classification of third party shipping providers doing business with the Company, potential changes, if any, could have a material adverse effect on our operating model. Further, the costs associated with any such potential changes could have a material adverse effect on the Company’s results of operations and financial condition if we were unable to pass through to our customers an increase in price corresponding to such increased costs. Moreover, class action litigation in this area against other transportation companies has resulted in significant damage awards and/or monetary settlements for workers who have been allegedly misclassified as independent contractors and the legal and other related expenses associated with litigating these cases can be substantial.

Our business is subject to the risks of earthquakes, fire, power outages, floods and other catastrophic events, and to interruption by man-made problems such as strikes and terrorism.

Natural disasters such as earthquakes, tsunamis, hurricanes, tornadoes, floods or other adverse weather and climate conditions, whether occurring in the United States or abroad, could disrupt our operations or the operations of our customers or could damage or destroy infrastructure necessary to transport products as part of the supply chain. Specifically, these events may damage or destroy our assets, disrupt fuel supplies, increase fuel costs, disrupt freight shipments or routes, and affect regional economies. As a result, these events could make it difficult or impossible for us to provide logistics and transportation services; disrupt or prevent our ability to perform functions at the corporate level; and/or otherwise impede our ability to continue business operations in a continuous manner consistent with the level and extent of business activities prior to the occurrence of the unexpected event, which could adversely affect our business and results of operations or make our results more volatile.

GENERAL OPERATING RISK

We have insufficient funds to develop our business, which may adversely affect our future growth.

We will need to raise substantial additional capital to fund our operations and to develop and launch our services. We may need to sell equity securities or borrow funds in order to develop these growth strategies and our inability to raise the additional capital and/or borrow the funds needed to implement these plans may adversely affect our business and future growth.

Our future capital requirements may be substantial and will depend on many factors including:

●	marketing and developing expenses;

●	revenue received from sales and operations, if any, in the future;

●	the expenses needed to attract and retain skilled personnel; and

●	the costs associated with being a public company.

Raising capital in the future could cause dilution to our existing shareholders, and may restrict our operations or require us to relinquish rights.

In the future, we may seek additional capital through a combination of private and public equity offerings, debt financings and collaborations and strategic and licensing arrangements. To the extent that we raise additional capital through the sale of equity or convertible debt securities, your ownership interest will be diluted, and the terms may include liquidation or other preferences that adversely affect your rights as a shareholder. Debt financing, if available, would result in increased fixed payment obligations and may involve agreements that include covenants limiting or restricting our ability to take specific actions such as incurring debt, making capital expenditures or declaring dividends. If we raise additional funds through collaboration, strategic alliance and licensing arrangements with third parties, we may have to relinquish valuable rights to our technologies, future revenue streams or product candidates, or grant licenses on terms that are not favorable to us.

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We will incur significant costs as a result of operating as a public company, and our management may be required to devote substantial time to compliance initiatives.

As a public company, we incur significant legal, accounting and other expenses, which are approximately $100,000 annually. In addition, the Sarbanes-Oxley Act, as well as rules subsequently implemented by the SEC, have imposed various requirements on public companies, including requiring establishment and maintenance of effective disclosure and financial controls as well as mandating certain corporate governance practices. Our management and other personnel will devote a substantial amount of time and financial resources to these compliance initiatives.

If we fail to staff our accounting and finance function adequately, or maintain internal control systems adequate to meet the demands that are placed upon us as a public company, we may be unable to report our financial results accurately or in a timely manner and our business and stock price, assuming that a market for our stock develops, may suffer. The costs of being a public company, as well as diversion of management’s time and attention, may have a material adverse effect on our future business, financial condition and results of operations.

RISKS RELATED TO OWNERSHIP OF OUR COMMON STOCK

If a public market for our common stock develops, it may be volatile. This may affect the ability of our investors to sell their shares as well as the price at which they sell their shares.

The market price for shares of our common stock may be significantly affected by factors such as variations in quarterly and yearly operating results, general trends in the medical wholesaling industry, and changes in state or federal regulations affecting us and our industry. Furthermore, in recent years the stock market has experienced extreme price and volume fluctuations that are unrelated or disproportionate to the operating performance of the affected companies. Such broad market fluctuations may adversely affect the market price of our common stock, if a market for it develops.

As an “emerging growth company” under the JOBS Act, we are permitted to rely on exemptions from certain disclosure requirements.

We qualify as an “emerging growth company” under the JOBS Act. As a result, we are permitted to and may rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

●	have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;

●	comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);

●	submit certain executive compensation matters to shareholder advisory votes, such as “say-on-pay”, “say-on-frequency” and “say-on-golden parachute;” and

●	disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive’s compensation to median employee compensation.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are not choosing to “opt out” of this provision. Section 107 of the JOBS Act provides that our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

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We will remain an “emerging growth company” until the last day of our fiscal year following the fifth anniversary of the date of our first sale of common equity securities pursuant to an effective registration under the Securities Act, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, which would occur if the market value of our ordinary shares that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Until such time, however, we cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

We do not intend to pay cash dividends in the foreseeable future.

We have never paid dividends on our common stock and do not presently intend to pay any dividends in the foreseeable future. We anticipate that any funds available for payment of dividends will be re-invested into the Company to further its business strategy. Because we do not anticipate paying dividends in the future, the only opportunity for our stockholders to realize the creation of value in our common stock will likely be through a sale of those shares.

We have the right to issue shares of preferred stock. If we were to issue preferred stock, it is likely to have rights, preferences and privileges that may adversely affect the common stock.

We are authorized to issue 4,000,000 shares of preferred stock, with such rights, preferences and privileges as may be determined from time-to-time by our Board of Directors. Our Board of Directors is empowered, without stockholder approval, to issue preferred stock in one or more series, and to fix for any series the dividend rights, dissolution or liquidation preferences, redemption prices, conversion rights, voting rights, and other rights, preferences and privileges for the preferred stock. The issuance of shares of preferred stock, depending on the rights, preferences and privileges attributable to the preferred stock, could adversely reduce the voting rights and powers of the common stock and the portion of the Company’s assets allocated for distribution to common stockholders in a liquidation event, and could also result in dilution in the book value per share of the common stock being offered. The preferred stock could also be utilized, under certain circumstances, as a method for raising additional capital or discouraging, delaying or preventing a change in control of the Company, to the detriment of the investors in the common stock being offered. We cannot assure you that the Company will not, under certain circumstances, issue shares of its preferred stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this Current Report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Current Report, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. Our actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We were originally incorporated under the laws of the State of Nevada on July 25, 2008 under the name Loran Connection Corp. We were formed to provide a variety of services in the area of individual and group tourism and business support in Ukraine. We subsequently filed a resale registration statement with the SEC on May 28, 2009, which was declared effective on October 28, 2009. On January 25, 2012, we filed an amendment to our articles of incorporation to, among other things, change our name to “PetroTerra Corp.” and effect a thirty-two-for-one reverse split. We changed our name to reflect a proposed change in our business operations. On October 2, 2013, in connection with a change of control in the management of the Company, the Company began business operations in the oil and gas sector. On December 18, 2013, we filed a certificate of change to effect a one-for-two reverse stock split of our authorized and our outstanding shares of common stock and preferred stock. On July 1, 2015, we filed a certificate of change to effect a one-for-two and one half reverse stock split of our authorized and our outstanding shares of common stock. Since January 2016, as a result of the decline in the oil and gas markets, we generated minimal sales revenue and our operations were subject to all the risks inherent in the establishment of a new business enterprise. Since January 2016, we have not engaged in any operations and our business has been dormant. As such, we have been a “shell” company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Reverse Merger

On March 30, 2017 (the “Closing Date”), our company and Save on Transport entered into a Share Exchange Agreement dated as of the same date (the “Share Exchange Agreement”). Pursuant to the terms of the Share Exchange Agreement, Save on Transport became a wholly-owned subsidiary of ours on the Closing Date (the “Reverse Merger”). In the Reverse Merger, we purchased all of the issued and outstanding common stock of Save on Transport from Steven Yariv, and in exchange, we issued 114,202,944 shares of our common stock, par value 0.001 per share (the “Common Stock”), to Steven Yariv, and Steven Yariv was appointed Chief Executive Officer and elected as the Chairman of our Board of Directors.

Save on Transport operates as an automobile shipping company that provides transportation, brokerage, and logistics services relating to vehicle shipping.

At the closing of the Reverse Merger, Lawrence Sands, our former Chief Executive Officer, Chief Financial Officer and sole director, resigned from all of his positions. Steven Yariv was also elected as the Chairman of our Board of Directors and appointed Chief Executive Officer.

As a result of the Reverse Merger and the change in business and operations of our company from a public “shell” company to a company engaged in the business of automobile shipping, a discussion of the past financial results of our company is not pertinent, and under generally accepted accounting principles in the United States the historical financial results of Save on Transport, the accounting acquirer, prior to the Reverse Merger are considered the historical financial results of our company. The Reverse Merger was accounted for as a recapitalization effected by a Reverse Merger, wherein Save on Transport is considered the acquirer for accounting and financial reporting purposes.

The following discussion highlights the results of operations of Save on Transport and the principal factors that have affected its financial condition as well as its liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the financial condition and results of operations presented herein. The following discussion and analysis is based on the audited and financial statements contained in this Current Report, which have been prepared in accordance with generally accepted accounting principles in the United States. You should read the discussion and analysis together with such financial statements and the related notes thereto.

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Basis of Presentation

The audited financial statements for the period from July 12, 2016 (inception) to December 31, 2016 include a summary of our significant accounting policies and should be read in conjunction with the discussion below. In the opinion of management, all material adjustments necessary to present fairly the results of operations for such periods have been included in these audited financial statements. All such adjustments are of a normal recurring nature.

Results of Operations

For the period from July 12, 2016 (inception) through December 31, 2016

The following table sets forth our revenues, expenses and net loss for the period from July 12, 2016 (inception) through December 31, 2016. The financial information below is derived from our audited financial statements included as an exhibit to this Current Report.

For the period from July 12, 2016 through December 31, 2016
Revenue	$72,222
Cost of Sales	$50,954
Gross Profit	$21,268

Operating Expenses:
Legal and professional	$5,871
Payroll and related expenses	$9,919
Rent - affiliate	$1,500
General and administrative expenses	$3,952
Total Operating Expenses	$21,242

Operating Income	$26
Net Income	$26

Revenues

The Company’s revenues were $72,222 for the period from July 12, 2016 (inception) through December 31, 2016. The revenue consists of individual customers contracting to transport a vehicle from location to location.

Cost of Revenue

Our cost of revenue were $50,954 for the period from July 12, 2016 (inception) through December 31, 2016 consisting primarily of $50,375 carrier fees.

Operating Expenses

Total operating expenses were $21,242 for the period from July 12, 2016 (inception) through December 31, 2016 for legal and professional fees of $5,871, payroll and related expenses of $9,919, rent to an affiliate of $1,500 and general and administrative expenses of $3,952.

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Operating Income and Net Income

The Company’s operating income and net income were $26 for the period from July 12, 2016 (inception) through December 31, 2016.

Liquidity and Capital Resources

Liquidity is the ability of a company to generate funds to support its current and future operations, satisfy its obligations, and otherwise operate on an ongoing basis. At December 31, 2016, we had a cash balance of $11,275. Our working capital was $8,126 at December 31, 2016.

We reported a net increase in cash for the period from July 12, 2016 (inception) through December 31, 2016 of $11,275.

Operating activities

Net cash flows used in operating activities for the period from July 12, 2016 (inception) through December 31, 2016 amounted to $3,625 and was primarily attributable to net income of $26, a decrease in cash due to prepaid expenses and other current assets of $2,626, and an increase of cash due to the increase in accounts payable of $1,318, deferred revenue of $2,800 and payroll tax payable of $2,107.

Financing activities

Net cash flows provided by financing activities was $8,100 for the period of July 12, 2016 (inception) through the December 31, 2016. We received proceeds from shareholder loans of $1,680 and subsequently repaid the advances and $8,100 from proceeds from the common stock issued to the founding shareholder.

Going Concern Consideration

Our operations and financial results are subject to numerous various risks and uncertainties that could adversely affect our business, financial condition and results of operations. We have earned a nominal net income since our inception and the resulting Stockholder’s equity amounted to $8,126 as of December 31, 2016, and losses are anticipated in the development of our business, raising substantial doubt about our ability to continue as a going concern. The ability to continue as a going concern is dependent upon our generating profitable operations in the future and/or obtaining the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they become due. Our future financial results are also uncertain due to a number of factors, some of which are outside our control. These risk factors include, but are not limited to, our ability to raise additional funding and the results of our proposed operations.

Contractual Obligations

We may have certain fixed contractual obligations and commitments that include future estimated payments. Changes in our business needs, cancellation provisions, changing interest rates, and other factors may result in actual payments differing from the estimates. We cannot provide certainty regarding the timing and amounts of payments.

Off Balance Sheet Arrangements

As of the date of this Current Report, we had no off-balance sheet arrangements. We are not aware of any material transactions that are not disclosed in our financial statements.

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Significant Accounting Policies and Critical Accounting Estimates

The methods, estimates, and judgments that we use in applying our accounting policies have a significant impact on the results that we report in our financial statements. Some of our accounting policies require us to make difficult and subjective judgments, often as a result of the need to make estimates regarding matters that are inherently uncertain. Our most critical accounting estimates include:

Revenue Recognition – We recognize revenue in accordance with ACS - 605, “Revenue recognition”, ASC-605 requires that four basic criteria be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. The Company recognizes operating revenues and the related direct costs of such revenue as of the date the freight is delivered by the carrier. Customer payments received prior to delivery are recorded as a deferred revenue liability and related carrier fees if paid prior to delivery are recorded as a deferred expense asset. In accordance with ASC Topic 605-45, Principal Agent Considerations, the Company recognizes revenue on a gross basis.

Recently Enacted Accounting Standards

For a description of accounting changes and recent accounting standards, including the expected dates of adoption and estimated effects, if any, on our financial statements, see “Note 2: Recent Accounting Pronouncements” in the financial statements filed with this Current Report.

Quantitative and Qualitative Disclosures About Market Risk

We are not required to provide quantitative and qualitative disclosures about market risk because we are a smaller reporting company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our Common Stock indicated as beneficially owned by them.

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 30, 2017, after the Reverse Merger, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only class of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. Other than the Reverse Merger, to our knowledge, there is no arrangement, including any pledge, by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change of control of the Company.

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Unless otherwise indicated in the following table, the address for each person named in the table is c/o Save on Transport, 2833 Exchange Court, West Palm Beach, FL 33409.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)

Directors and Executive Officers
Steven Yariv	114,202,944 shares	70.0%

All directors and executive officers as a group	114,202,944 shares	70.0%

5% Shareholders
None

(1) Applicable percentage ownership is based on 115,147,064 shares of Common Stock outstanding as of March 30, 2017.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

Below are the names of and certain information regarding the Company’s current executive officers and directors:

Name	Age	Position	Date Named to Board of Directors/as Executive Officer
Steven Yariv (1)	43	Chief Executive Officer and Director	March 30, 2017

(1) Steven Yariv had been the Chief Executive Officer and Sole Director of Save on Transport since its inception.

Directors are elected to serve until their successors are elected and qualified. Directors are elected by a plurality of the votes cast at the annual meeting of stockholders and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action. Executive officers are appointed by the Board of Directors and serve at its pleasure.

The principal occupation and business experience during at least the past five years for our executive officers and directors is as follows:

Steven Yariv – Chief Executive Officer and Director

Steven Yariv is Chief Executive Officer and Chairman of the Board of Directors of the Company and the Chief Executive Officer of Save on Transport. Mr. Yariv has been the Chief Executive Officer/President of Save on Transport since inception, and he has been involved in the transportation industry for 15 years.

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Director Independence

We are not currently subject to the listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board of Directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.” We do not have an independent director under the applicable standards of the SEC and the Nasdaq stock market.

Family Relationships

There are no family relationships among our directors and executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

●	being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review by us of Forms 3 and 4 relating to fiscal years 2016 and 2015 as furnished to us under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to us with respect to fiscal year 2016, we believe that during the fiscal years ended December 31, 2016 and 2015, there was no failure to comply with Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders.

Code of Ethics

The Company expects to adopt a code of ethics during fiscal year 2017.

Audit Committee

We do not have an audit committee and as a result our board of directors performs the duties of an audit committee. Our board of directors evaluates the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services.

Compensation Committee

We do not have an compensation committee and as a result our board of directors performs the duties of a compensation committee. Our board of directors reviews and approves various compensation policies and matters and reviews and approves salaries, bonuses and other matters relating to our officers. [The committee reviews all senior corporate employees after the end of each fiscal year to determine compensation for the subsequent year. Particular attention is paid to each employee’s contributions to our current and future success, as well as their salary level in comparison to the market value of personnel with similar skills and responsibilities.]

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by us and Save on Transport during the last two fiscal years indicated to (i) all individuals that served as our or Save on Transport’s principal executive officer or acted in a similar capacity for us or Save on Transport at any time during the most recent fiscal year indicated; (ii) the two most highly compensated executive officers who were serving as executive officers of us or Save on Transport at the end of the most recent fiscal year indicated that received annual compensation during such fiscal year in excess of $100,000; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) above but for the fact that the individual was not serving as an executive officer of us or Save on Transport at the end of the most recent fiscal year indicated.

Name & Principal Position	Fiscal Year ended Dec. 31,	Salary ($)	Bonus ($)	Stock Awards (4) ($)		Option Awards($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Barton, Chief Executive Officer/Chief Financial Officer (1)	2016	120,000	0	9,600	(5)	0	0	0	0	129,600
	2015	120,000	0	336,000	(6)	0	0	0	0	456,000
Kurt Reinecke, Chief Operating Officer (2)	2016	82,500	0	65,600	(7)	0	0	0	0	148,100
	2015	41,250	0	100,000	(8)	0	0	0	0	141,250
Lawrence Sands, Interim Chief Executive Officer and Chief Financial Officer (9)	2016	0		0		0	0	0	0	0
	2015			0		0	0	0	0	0
Steven Yariv, Chief Executive Officer (3)	2016	9,000		0		0	0	0	0	0
	2015	0		0		0	0	0	0	0

(1) On January 9, 2017, Mr. Barton resigned as our Chief Executive Officer and Chief Financial Officer. The compensation listed reflects compensation for Mr. Barton in his dual role as Chief Executive Officer and Chief Financial Officer.

(2) On January 9, 2017, Mr. Reinecke resigned as our Chief Operating Officer.

(3) Reflects compensation received from Save on Transport.

(4) Reflects grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718.

(5) On February 9, 2016, John Barton was granted 160,000 shares of common stock in accordance with his employment agreement dated February 4, 2014.

(6) On February 13, 2015, John Barton was granted 160,000 shares of common stock in accordance with his employment agreement dated February 4, 2014.

(7) On October 26, 2015, the Company renewed its independent contractor agreement with Arrow Peak Minerals and Royalty LLC (“Arrow”) so that Kurt Reinecke would continue to act in the role of the Company’s Chief Operating Officer. Arrow is also entitled to receive an aggregate of 150,000 shares of common stock to be earned as follows: (i) 50,000 shares were issued upon execution of the agreement; (ii) 50,000 shares will be issued upon the six month anniversary of the commencement of the agreement; and (iii) 50,000 shares will be issued upon the one year anniversary of the commencement of the agreement.

(8) On September 16, 2014 and March 16, 2015, Kurt Reinecke was granted an aggregate 50,000 shares of common stock in accordance with his employment agreement dated September 16, 2014.

(9) Mr. Sands served as the interim Chief Executive Officer and interim Chief Financial Officer from January 14, 2017 until Mr. Sands resigned all officer positions as our Chief Operating Officer on March 30, 2017.

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Employment Agreements

The Company has no employment agreements in place as of March 30, 2017.

We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans. The Company also does not currently offer or have any benefits, such as health or life insurance, available to its employees.

Outstanding Equity Awards at Fiscal Year-End

The Company’s officers did not receive any equity awards during the period covered by this Current Report nor has any other former officer received equity awards during the period covered by this Current Report.

Director Compensation

Lawrence Sands, the Company’s sole director prior to the Reverse Merger did not receive any compensation in his role as such during the period covered by this Current Report nor has any other former director of the Company received compensation during the period covered by this Current Report. Steven Yariv, Save on Transport’s sole director [prior to the Reverse Merger] did not receive any compensation in his role as such during the period covered by this Current Report nor has any other former director of Save on Transport received compensation during the period covered by this Current Report.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

None of our officers, directors, proposed director nominees, beneficial owners of more than 5% of our shares of common stock, or any relative or spouse of any of the foregoing persons, or any relative of such spouse who has the same house as such person or who is a director or officer of any parent or subsidiary of our Company, has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party. In the event a related party transaction is proposed, such transaction will be presented to our Board of Directors for consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our Common Stock has been quoted on OTC Pink under the symbol “PTRA” since September 2016, and was quoted on the OTCQB before that. The table below sets forth for the periods indicated the quarterly high and low bid prices as reported by Nasdaq. These quotations reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions

	Quarter (1)	High	Low
Fiscal year ended December 31, 2015	First	$2.65	$2.45
	Second	$3.00	$2.3
	Third	$0.605	$0.56
	Fourth	$1.63	$1.23

	Quarter (1)(2)	High	Low
Fiscal year ended December 31, 2016	First	$0.12	$0.949
	Second	$0.09	$0.081
	Third	$0.07	$0.07
	Fourth	$0.0689	$0.0488

(1) Our Common Stock traded on the OTCQB from July 1, 2014 through August 31, 2016.

(2) The Company effected a 1:2.5 reverse stock split on July 1, 2015.

Our common stock is considered to be penny stock under rules promulgated by the Securities and Exchange Commission. Under these rules, broker-dealers participating in transactions in these securities must first deliver a risk disclosure document which describes risks associated with these stocks, broker-dealers’ duties, customers’ rights and remedies, market and other information, and make suitability determinations approving the customers for these stock transactions based on financial situation, investment experience and objectives. Broker-dealers must also disclose these restrictions in writing, provide monthly account statements to customers, and obtain specific written consent of each customer. With these restrictions, the likely effect of designation as a penny stock is to decrease the willingness of broker- dealers to make a market for the stock, to decrease the liquidity of the stock and increase the transaction cost of sales and purchases of these stocks compared to other securities.

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We have been a shell company since January 2016. As a result, we are subject to the provisions of Rule 144(i) which limit reliance on Rule 144 by shareholders owning stock in a shell company. Under current interpretations, unregistered shares issued after we first became a shell company cannot be resold under Rule 144 until the following conditions are met:

●	we cease to be a shell company;

●	we remained subject to the Exchange Act reporting obligations;

●	we file all required Exchange Act reports during the preceding 12 months; and

●	at least one year has elapsed from the time we filed “Form 10 information” reflecting the fact that we had ceased to be a shell company.

Holders

As of the date of this Report, we have 115,147,064 shares of Common Stock outstanding held by approximately 44 stockholders of record.

Dividend Policy

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our Board of Directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

Securities Authorized for Issuance under Equity Compensation Plans

We have never had any equity compensation plans. However, we may wish to issue stock options pursuant to a Stock Option Plan in the future. Such stock options may be awarded to management, employees, members of the Company’s Board of Directors and consultants of the Company.

DESCRIPTION OF SECURITIES

We have authorized capital stock consisting of 500 million shares of Common Stock, par value $0.001, and 4 million shares of preferred stock, par value $0.001 per share. As of the date of this Report, we had 115,147,064 shares of Common Stock issued and outstanding, and 4,000,000 shares of Series A convertible preferred stock issued and outstanding.

Common Stock

The holders of outstanding shares of Common Stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the board from time to time may determine. Holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. There is no cumulative voting of the election of directors then standing for election. The Common Stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of our company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the Common Stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors. Each outstanding share of Common Stock is duly and validly issued, fully paid and non-assessable.

Preferred Stock

We may issue shares of preferred stock from time to time in one or more series, each of which will have such distinctive designation or title as shall be determined by our Board of Directors and will have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors.

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While we do not currently have any plans for the issuance of additional preferred stock, the issuance of such preferred stock could adversely affect the rights of the holders of Common Stock and, therefore, reduce the value of the Common Stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the Common Stock until the Board of Directors determines the specific rights of the holders of the preferred stock; however, these effects may include:

●	Restricting dividends on the Common Stock;

●	Diluting the voting power of the Common Stock;

●	Impairing the liquidation rights of the Common Stock; or

●	Delaying or preventing a change in control of the Company without further action by the stockholders.

Other than in connection with shares of preferred stock (as explained above), which preferred stock is not currently designated nor contemplated by us, we do not believe that any provision of our charter or By-Laws would delay, defer or prevent a change in control.

Dividend Policy

The Company has not declared or paid any cash dividends on its common stock, and does not intend to declare or pay any cash dividend in the foreseeable future. The payment of dividends, if any, is within the discretion of the Board of Directors and will depend on the Company’s earnings, if any, its capital requirements and financial condition and such other factors as the Board of Directors may consider.

Options

The Company does not have any outstanding options to purchase shares of Common Stock.

Warrants

The Company does not have any outstanding warrants to purchase shares of Common Stock.

Other Convertible Securities

The Company does not have any other outstanding convertible securities.

Transfer Agent

The transfer agent for our Common Stock is Island Stock Transfer, and its telephone number is 727-289-0010.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Revised Statutes and our Articles of Incorporation allow us to indemnify our officers and directors from certain liabilities and our By-Laws state that we shall indemnify every present or former director or officer of ours (each an “Indemnitee”).

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Our By-Laws provide that we shall indemnify an Indemnitee against all costs, charges and expenses, including amounts paid to settle an action or satisfy a judgment, actually and reasonably incurred by such Indemnitee.

Other than discussed above, neither our By-Laws nor Articles of Incorporation includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information regarding (1) the issuance of 114,202,944 shares of Common Stock to Steven Yariv, and (2) the issuance of all of the issued and outstanding common stock of Save on Transport to the Registrant, set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Reverse Merger and Related Transactions” is incorporated herein by reference.

Shares Issued in Connection with the Reverse Merger

To effectuate the Reverse Merger we issued to Steven Yariv 114,202,944 shares of Common Stock. This transaction is exempt from registration pursuant to Section 4(a)(2) of the Securities Act as not involving any public offering. None of the shares were sold through an underwriter and accordingly, there were no discounts or commissions involved.

Sales of Unregistered Securities of Save on Transport

On the Closing Date, pursuant to the terms of the Share Exchange Agreement, Steven Yariv sold all of the issued and outstanding common stock of Save on Transport to the Registrant. This transaction was exempt from registration pursuant to Section 4(a)(2) of the Securities Act as not involving any public offering. None of the shares were sold through an underwriter and accordingly, there were no discounts or commissions involved.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The information regarding change of control of the Company in connection with the Reverse Merger set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Reverse Merger and Related Transactions” is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information regarding departure and election of directors and departure and appointment of principal officers of the Company in connection with the Reverse Merger set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Reverse Merger and Related Transactions” is incorporated herein by reference.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Management has determined that, subsequent to the Reverse Merger, our company is no longer a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended. Please refer to Item 2.01 of this Current Report for a detailed description of the Share Exchange Agreement and the business of our company following the Reverse Merger.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

In accordance with Item 9.01(a), Save on Transport’s audited financial statements as of December 31, 2016 and for the period from July 12, 2016 (inception) to December 31, 2016, and the accompanying notes, are included in this Report beginning on Page F-1.

(b) Pro forma financial information.

In accordance with Item 9.01(c), the following unaudited pro forma financial information with respect to the Reverse Merger reported in Item 2.01 of this Current Report on Form 8-K are included in this Report beginning on page F-10.

●	Unaudited Pro Forma Combined Balance Sheet as of December 31, 2016

●	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2016

●	Notes to the Unaudited Pro Forma Combined Financial Statements.

(c) Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

●	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

●	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

●	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time.

We have filed with the U.S. Securities and Exchange Commission (the “SEC”), located on 100 F Street NE, Washington, D.C. 20549, Current Reports on Form 8-K, Quarterly Reports on form 10-Q, Annual Reports on Form 10-K, and other reports, statements and information as required under the Securities Exchange Act of 1934, as amended.

The reports, statements and other information that we have filed with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

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The SEC maintains a web site (http://www.sec.gov.) that contains the registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the SEC such as us. You may access our SEC filings electronically at this SEC website. These SEC filings are also available to the public from commercial document retrieval services.

Exhibit Number	Description

2.1*	Share Exchange Agreement, dated as of March 30, 2017, by and among the Registrant and Save on Transport Inc.

[* Filed herewith]

[† Management contract or compensatory plan or arrangement]

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